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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A-2

                                 AMENDMENT TO

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                 Date of Amendment to Report: August 29, 1995




                       ANCHOR PACIFIC UNDERWRITERS, INC.
            (Exact name of registrant as specified in its charter)



           Delaware                   0-9628               94-1687187
       (State or other             (Commission             (IRS Employer
       jurisdiction of             File Number)            Identification No.)
       incorporation)



        1800 Sutter Street, Concord, California, Ste. 400         94520
        (Address of principal executive offices)               (Zip Code)




      Registrant's telephone number, including area code:  (510) 682-7707



                                Not Applicable
        (Former name or former address, if changed since last report.)

This Form 8-K/A-2 consists of 31 pages.  The Exhibit Index is on
Page 5.

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                       ANCHOR PACIFIC UNDERWRITERS, INC.
                              Amendment to Item 7
             of Form 8-K filed on January 13, 1995, as amended by
                     Form 8-K/A-1 filed on March 23, 1995

     The Registrant hereby amends Item 7 of the Registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 13, 1995, as amended by the Registrant's Form 8-K/A-1 filed with the Commission on March 23, 1995 (collectively, the "Form 8-K"), by attaching certain revised financial statements described below. The revised financial statements reflect amendments to the figures for loss per share and weighted average shares outstanding for the periods ended December 31, 1994, 1993 and 1992 contained in the Registrant's consolidated statements of operations attached to the Form 8-K. The figures for weighted average shares outstanding contained in the Form 8-K inadvertently included shares underlying unexercised stock options as common share equivalents, resulting in an overstatement of weighted average shares outstanding and an understatement of loss per share for the periods indicated.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     (1) Audited balance sheets for Putnam, Knudsen & Wieking, a California corporation and wholly-owned subsidiary of the Registrant ("PKW"), as of September 30, 1994 and December 31, 1993, and audited statements of operations, shareholders' deficiency and cash flows for the nine month period ended September 30, 1994 and the two years ended December 31, 1993 and 1992, and the Report of Independent Accountants with respect thereto. *

     (2) Audited balance sheets for Benefit Resources, Inc., an Arizona corporation and wholly-owned subsidiary of the Registrant's wholly-owned subsidiary, Harden & Company Insurance Services, Inc. ("BRI"), as of July 31, 1994 and September 30, 1993, and audited statements of operations and retained earnings, and cash flows, for the period ended July 31, 1994 and for the years ended September 30, 1993 and 1992, and the Report of Independent Accountants with respect thereto. **

     (3) Audited consolidated balance sheets for the Registrant as of December 31, 1994 and 1993, and audited consolidated statements of operations, shareholders' equity and cash flows for the three years then ended (including the notes thereto), and the Reports of Independent Accountants with respect thereto, are attached hereto as Exhibit 99.1.


                                       2

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     (b)  PRO FORMA FINANCIAL INFORMATION.

     (1) Historical and pro forma financial information regarding System Industries, Inc. ("System") has not been provided because, as indicated in the Registrant's Current Report on Form 8-K filed on January 13, 1995: (a) in November 1993, System filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code; (b) in December 1993, System sold substantially all of its assets; (c) following the filing of its bankruptcy petition, System essentially ceased operations; (d) upon consummation of the merger of System and Anchor Pacific Underwriters, Inc. (the "Merger"), System changed its name to Anchor Pacific Underwriters, Inc.; and (e) effective upon consummation of the Merger, the Registrant no longer is engaged in the computer storage management business (which was System's pre-merger/pre-bankruptcy line of business); rather, the Registrant is engaged in the insurance brokerage and administration business (which was Anchor's pre-Merger line of business).

     (2) Unaudited condensed consolidated pro forma balance sheet of the Registrant as of September 30, 1994, and unaudited condensed consolidated pro forma statement of operations for the period then ended, which reflect the acquisition of PKW (which the Registrant deems to have become effective for accounting purposes on October 1, 1994), and the acquisition of BRI (which became effective August 1, 1994), as if such acquisitions occurred on January 1, 1994. ***

* Previously filed as Exhibit 99.1 to the Registrant's Form 8-K/A-1 filed with the Commission on March 23, 1995.

** Previously filed as Exhibit 99.2 to the Registrant's Form 8-K/A-1 filed with the Commission on March 23, 1995.

*** Previously filed as Exhibit 99.4 to the Registrant's Form 8-K/A-1 filed with the Commission on March 23, 1995.

     (c)  EXHIBITS.

     99.1 Audited consolidated balance sheets for the Registrant as of December 31, 1994 and 1993, and audited consolidated statements of operations, shareholders' equity and cash flows for the three years then ended, (including the notes thereto) and the Reports of Independent Accountants with respect thereto.


                                       3

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANCHOR PACIFIC UNDERWRITERS,
                                       INC.



Date:  August 29, 1995                 /s/ Earl Wiklund
                                       -------------------------------------
                                       Earl Wiklund
                                       Chief Financial Officer


                                       4

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                                 EXHIBIT INDEX

Exhibit No.
- -----------

 99.1 Audited consolidated balance sheets for the Registrant as of December 31, 1994 and 1993, and audited consolidated statements of operations, shareholders' equity and cash flows for the three years then ended (including the notes thereto), and the Reports of Independent Accountants with respect thereto.

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